UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 23, 2005
                                                        -----------------

                         NATIONAL PENN BANCSHARES, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                  Pennsylvania
                                  ------------
                 (State or Other Jurisdiction of Incorporation)

                 000-22537-01                   23-2215075
                 ------------------------------------------
          (Commission File Number) (I.R.S. Employer Identification No.)

              Philadelphia and Reading Avenues, Boyertown, PA 19512
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  610-367-6001
                                  ------------
               Registrant's Telephone Number, Including Area Code

                                       N/A
                                       ---
         (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   | | Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement.
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         Executive Incentive Plan - Awards for 2004
         ------------------------------------------

         On February 23, 2005, the Compensation Committee of the Board of Directors of National Penn Bancshares, Inc. (NPB) met to determine incentive compensation awards for 2004 for participants in the National Penn Executive Incentive Plan, including eleven persons who are National Penn management directors and/or "executive officers" (as defined by Securities and Exchange Commission Rule 3b-7).

         Under the Executive Incentive Plan, the Committee establishes performance goals for each Plan Year prior to January 31 of the Plan Year. These goals are expressed in a range of National Penn earnings per share targets--identified as Threshold, Market Target, NPB Target, and Optimum.

         Awards are comprised of a Company Portion and a discretionary Individual Portion. An Individual Portion may not exceed 20 percent of the participant's base pay (except for Category A participants which may not exceed 20 percent of the Company Portion award). The Company Portion of an award is equal to the percentage (which is set forth in the Plan based on the individual's participation category) of the participant's base salary for the Plan Year that corresponds to the earnings per share results. An Individual Portion award may be granted in the discretion of the Committee.

         In addition, the Committee determines annually the percentage amount of individual matching deferral awards. Deferral awards are subject to risk of forfeiture and mandatory deferral for five years.

         In accordance with these Plan provisions, the Committee established the performance goals and percentage amount of matching deferral awards for Plan Year 2004 in January 2004, which information was included in National Penn's Annual Report on Form 10-K for the year ended December 31, 2003, as Exhibit 10.13.

         Adjusting for the five-for-four stock split effected by National Penn on September 30, 2004, the performance goals for 2004 were as follows:

         o        Threshold - $1.26 per share.

         o        Market Target - $1.36 per share.

         o        NPB Target - $1.50 to $1.54 per share.

         o        Optimum - $1.68 per share.

         Under the Executive Incentive Plan, awards for performance between


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Threshold and Market Target, Market Target and NPB Target, and NPB Target and
Optimum Target are interpolated.

         As previously disclosed on a Form 8-K dated February 23, 2005, filed with the Securities and Exchange Commission on February 23, 2005, National Penn's earnings for the year ended December 31, 2004 were $1.44 per diluted share.

         Applying the interpolation provisions of the Plan to National Penn's 2004 earnings per share of $1.44, the Committee awarded cash bonuses to these eleven persons as follows. Each officer also received a matching deferral award equal to one-third of his or her cash award. Except as noted below, each cash bonus was solely a Company Portion award. The awards for the Category A participants, Wayne R. Weidner, Chairman and Chief Executive Officer, and Glenn
E. Moyer, President, were approved on February 23, 2005 by the full Board of Directors meeting in Executive Session (with only independent directors present).

         o        Wayne R. Weidner, Chairman and Chief Executive Officer -
                  $171,414.

         o        Glenn E. Moyer, President - $137,129.

         o        Bruce G. Kilroy, Group Executive Vice President - $54,441.

         o        Garry D. Koch, Group Executive Vice President - $52,889.

         o        Paul W. McGloin, Group Executive Vice President - $53,646.

         o        Michael R. Reinhard, Group Executive Vice President - $44,551.

         o Gary L. Rhoads - Group Executive Vice President and Chief Financial Officer - $49,700.

         o        Sandra L. Spayd, Group Executive Vice President - $41,439.

         o        Sharon L. Weaver, Group Executive Vice President - $53,199.

         o Donald P. Worthington, Executive Vice President, National Penn Bank - $59,092.

         o Michelle H. Debkowski, Senior Vice President and Chief Accounting Officer - $26,433. (including an Individual Portion award of $4,666.).

         The Executive Incentive Plan, as in effect for Plan Year 2004 and today, is included in National Penn's Report on Form 10-Q for the quarterly period ended September 30, 2003 as Exhibit 10.1,


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which Report was filed with the SEC on November 10, 2003.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                NATIONAL PENN BANCSHARES, INC.


                                By /s/Wayne R. Weidner
                                ----------------------
                                  Name:  Wayne R. Weidner
                                  Title: Chairman and CEO


Dated:  March 1, 2005


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